Critical accounting judgements and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2021
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Critical accounting judgements and key sources of estimation uncertainty	3. Critical accounting judgements and key sources of estimation uncertainty
In preparing the financial statements, management is required to make judgements about when or how items should be recognised in the financial statements and estimates and assumptions that affect the amounts of assets, liabilities, revenue and expenses reported in the financial statements. Actual amounts and results could differ from those estimates. The following are considered to be the critical accounting judgements and key sources of estimation uncertainty.
Turnover
Reported Group turnover for 2021 was £34,114 million (2020 – £34,099 million).
Estimates
Gross turnover is reduced by rebates, discounts, allowances and product returns given or expected to be given, which vary by product arrangements and buying groups. These arrangements with purchasing organisations are dependent upon the submission of claims some time after the initial recognition of the sale. Accruals are made at the time of sale for the estimated rebates, discounts or allowances payable or returns to be made, based on available market information and historical experience.
The US Pharmaceuticals business has the largest and most complex arrangements for rebates, discounts and allowances. The US Pharmaceuticals turnover for 2021 of £8,442 million (2020 – £7,451 million) was after recording deductions of £11,486 million (2020 – £12,584 million) for rebates, discounts, allowances and returns. The balance sheet accruals for rebates, discounts, allowances and returns for the US Pharmaceuticals and Vaccines businesses are managed on a combined basis. At 31 December 2021, the total accrual amounted to £5,044 million (2020 – £4,686 million). Because of the nature of these accruals it is not practicable to give meaningful sensitivity estimates due to the large volume of variables that contribute to the overall rebates, chargebacks, returns and other revenue accruals.
As there can be significant variability in final outcomes, the group applies a constraint when measuring the variable element within revenue, so that revenue is recognised at a suitably cautious amount. The objective of the constraint is to ensure that it is highly probable that a significant reversal of revenue will not occur when the uncertainties are resolved. The constraint is applied by making suitably cautious estimates of the inputs and assumptions used in estimating the variable consideration. Because the amounts are estimated they may not fully reflect the final outcome, and the amounts are subject to change dependent upon, amongst other things, the types of buying group and product sales mix. The constraints applied in recognising revenue mean that the risk of a material downward adjustment to revenue in the next financial year is low.
The level of accrual for rebates and returns is reviewed and adjusted regularly in the light of contractual and legal obligations, historical trends, past experience and projected market conditions. Market conditions are evaluated using wholesaler and other third-party analyses, market research data and internally-generated information. It is reasonably possible that there could be a significant adjustment within the next 12 months to recognise additional revenue, if actual outcomes are better than the cautious constrained estimates. Revenue is not recognised in full until it is highly probable that a significant reversal in the amount of cumulative revenue recognised will not occur. The amount of turnover recognised in the year from performance obligations satisfied in previous periods is set out in Note 6, ‘Turnover and segment information’, and is an indication of the level of sensitivity in the estimate.
Future events could cause the assumptions on which the accruals are based to change, which could materially affect the future results of the Group.
Taxation
The tax charge for the year was £346 million (2020 – £580 million). At December 2021, current tax payable was £489 million (2020 – £545 million), non-current
corporation tax payable was £180 million (2020 – £176 million) and current tax recoverable was £486 million (2020 – £671 million).
Estimates
The Group has open tax issues with a number of revenue authorities. Management makes a judgement of whether there is sufficient information to be able to make a reliable estimate of the outcome of the dispute. If insufficient information is available, no provision is made.
If sufficient information is available, in estimating a potential tax liability GSK applies a risk-based approach which takes into account, as appropriate, the probability that the Group would be able to obtain compensatory adjustments under international tax treaties. These estimates take into account the specific circumstances of each dispute and relevant external advice, are inherently judgemental and could change substantially over time as each dispute progresses and new facts emerge.
At 31 December 2021, the Group had recognised provisions of £858 million in respect of uncertain tax positions (2020 – £856 million). Due to the number of uncertain tax positions held and the number of jurisdictions to which these relate, it is not practicable to give meaningful sensitivity estimates. No uncertain tax position is individually significant to the Group.

Factors affecting the tax charge in future years are set out in Note 14, ‘Taxation’. GSK continues to believe that it has made adequate provision for the liabilities likely to arise from open assessments. Where open issues exist, the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of negotiations with the relevant tax authorities or, if necessary, litigation proceedings.
Legal and other disputes
Legal costs for the year were £52 million (2020 – £231 million). At 31 December 2021 provisions for legal and other disputes amounted to £196 million (2020 – £320 million).
Estimates
Management makes a judgement of whether there is sufficient information to be able to make a reliable estimate of the likely outcome of the dispute and the legal and other expenses arising from claims against the Group. If insufficient information is available, no provision is made and disclosure of the claim is given.
The estimated provisions take into account the specific circumstances of each dispute and relevant external advice, are inherently judgemental and could change substantially over time as each dispute progresses and new facts emerge. Details of the status and various uncertainties involved in the significant unresolved disputes are set out in Note 46, ‘Legal proceedings’.
The company’s Directors, having taken legal advice, have established provisions after taking into account the relevant facts and circumstances of each matter and in accordance with accounting requirements. In respect of product liability claims related to certain products, there is sufficient history of claims made and settlements to enable management to make a reliable estimate of the provision required to cover unasserted claims.
The Group may become involved in legal proceedings, in respect of which it is not possible to meaningfully assess whether the outcome will result in a probable outflow, or to quantify or reliably estimate the liability. In these cases, appropriate disclosure about such cases would be provided, but no provision would be made and no contingent liability can be quantified.
The ultimate liability for legal claims may vary from the amounts provided and is dependent upon the outcome of litigation proceedings, investigations and possible settlement negotiations. The position could change over time and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed the amount of the provisions reported in the Group’s financial statements by a material amount.
Contingent consideration
The 2021 income statement charge for contingent consideration was £1,063 million (2020 – £1,275 million).
At 31 December 2021, the liability for contingent consideration amounted to £6,076 million (2020 – £5,869 million). Of this amount, £5,559 million (2020 – £5,359 million) related to the acquisition of the former Shionogi-ViiV Healthcare joint venture in 2012.
Estimates
Any contingent consideration included in the consideration payable for a business combination is recorded at fair value at the date of acquisition. These fair values are generally based on risk-adjusted future cash flows discounted using appropriate post-tax
discount rates. The fair values are reviewed on a regular basis, at least annually, and any changes are reflected in the income statement. See Note 32, ‘Contingent consideration liabilities’.
Pensions and other post-employment benefits
Judgement
Where a surplus on a defined benefit scheme arises, or there is potential for a surplus to arise from committed future contributions, the rights of the Trustees to prevent the Group obtaining a refund of that surplus in the future are considered in determining whether it is necessary to restrict the amount of the surplus that is recognised. Three UK schemes are in surplus, with a combined surplus of £606 million at 31 December 2021 (2020 – £77 million). There are further recognised pension surpluses totalling £135 million spread across 6 countries (20
2
0

– £106 million across 6 countries). GSK has made the judgement that these amounts meet the requirements of recoverability.
Estimates
The costs of providing pensions and other post-employment benefits are assessed on the basis of assumptions selected by management. These assumptions include future earnings and pension increases, discount rates, expected long-term rates of return on assets and mortality rates, and are disclosed in Note 30, ‘Pensions and other post-employment benefits’.
Discount rates are derived from AA rated corporate bond yields except in countries where there is no deep market in corporate bonds where government bond yields are used. A sensitivity analysis is provided in Note 30, ‘Pensions and other post-employment benefits’, a 0.25% reduction in the discount rate would lead to an increase in the net pension deficit of approximately £772 million and an increase in the annual pension cost of approximately £17 million. Similarly, a 0.25% increase in the discount rate would lead to a decrease in the net pension deficit of approximately £729 million and a decrease in the annual pension cost of approximately £19 million. The selection of different assumptions could affect the future results of the Group.